Nov. 01, 2015

American Century Quantitative Equity Funds, Inc. Prospectus Supplement
Global Gold Fund
Supplement dated May 19, 2016 ■ Prospectus dated November 1, 2015

The following replaces the first paragraph of the Principal Investment Strategies section on page 3 of the prospectus:
The fund invests at least 80% of its net assets in companies that are engaged in mining, processing, fabricating, distributing, exploring for or otherwise dealing in gold. In selecting stocks for the fund, the portfolio managers use quantitative management techniques in a two-step process. First, the managers rank stocks from most attractive to least attractive based on an objective set of measures, including valuation, quality, and sentiment. Second, the portfolio managers use a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return.